SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER
PURSUANT TO RULE 13a-16 OR 15d-16 UNDER
THE SECURITIES EXCHANGE ACT OF 1934

April 26, 2013

Coca-Cola HBC AG

(Translation of Registrant’s Name Into English)

Baarerstrasse 14, CH-6300 Zug, Switzerland, +41 (041) 561-3243
(Address of Principal Executive Offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F      ☒      Form 40-F     ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

THIS REPORT ON FORM 6-K IS INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT ON FORM F-4, AS AMENDED (FILE NO. 333-184685) FILED BY COCA-COLA HBC AG WITH THE SECURITIES AND EXCHANGE COMMISSION.

Coca-Cola HBC AG

This Report on Form 6-K is being filed for purposes of giving notice that Coca-Cola HBC AG (“Coca-Cola HBC”) has become a successor issuer to Coca-Cola Hellenic Bottling Company S.A. (“Coca-Cola Hellenic”) pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) following completion of the Exchange Offer (as defined below) and for purposes of filing the English translation of the amended and restated Articles of Association of Coca-Cola HBC adopted on April 25, 2013 in the context of the Exchange Offer and the opinion of Bär & Karrer with respect to the validity of the Coca-Cola HBC Shares issued pursuant to the Exchange Offer.

Successor Issuer Status

On March 19, 2013, Coca-Cola HBC commenced an exchange offer (the “Exchange Offer”) for all of the ordinary shares of Coca-Cola Hellenic (“Coca-Cola Hellenic Shares”), including Coca-Cola Hellenic Shares represented by American depositary shares of Coca-Cola Hellenic (“Coca-Cola Hellenic ADSs”).  On April 22, 2013, Coca-Cola HBC announced that all conditions to the Exchange Offer had been satisfied and that 96.85% of all issued Coca-Cola Hellenic Shares (the “Tendered Shares”) had been tendered into the Exchange Offer.  The purpose of the Exchange Offer was to facilitate a premium listing of the Coca-Cola Hellenic group of companies (the “CCH Group”) on the London Stock Exchange (the “LSE”) and listing on the New York Stock Exchange (the “NYSE”) under a new Swiss holding company, Coca-Cola HBC.  Upon consummation of the Exchange Offer, Coca-Cola HBC became the parent company of Coca-Cola Hellenic and, through Coca-Cola Hellenic, of the CCH Group.

Since Coca-Cola HBC holds more than 90% of the total issued Coca-Cola Hellenic Shares, Coca-Cola HBC will initiate a buy-out procedure (the “Greek Statutory Buy-Out”) to compulsorily acquire all remaining Coca-Cola Hellenic Shares in accordance with Articles 27 and 27a of Greek Law 3461/2006 and the relevant implementing decision of the Hellenic Capital Markets Commission (the “HCMC”).  In addition, holders of Coca-Cola Hellenic Shares that were not acquired in the Exchange Offer have the option to exchange or sell such Coca-Cola Hellenic Shares pursuant to the Greek statutory sell-out (the “Greek Statutory Sell-Out”) until July 23, 2013.  Coca-Cola HBC will initiate the Greek Statutory Buy-Out as soon as practicable after the completion of the Exchange Offer.  Upon effectiveness of the Statutory Buy-Out, Coca-Cola Hellenic will become a wholly owned subsidiary of Coca-Cola HBC.

The issuance of the Coca-Cola HBC Shares under the Exchange Offer, the Greek Statutory Sell-Out and the Greek Statutory Buy-Out has been registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Coca-Cola HBC’s registration statement on Form F-4 (File No. 333-184685) filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2012 and declared effective on March 11, 2013, as amended from time to time (the “Registration Statement”).  The issuance of the Coca-Cola HBC ADSs under the Exchange Offer, the Greek Statutory Sell-Out and the Greek Statutory Buy-Out has been registered under the Securities Act pursuant to Coca-Cola HBC’s registration statement on Form F-6 (File No. 333-185536) filed with the SEC on December 18, 2012, and declared effective on March 11, 2013, as amended from time and time.  Upon consummation of the Exchange Offer, Coca-Cola HBC issued a total 355,009,014 Coca-Cola HBC Shares with par value CHF6.70 each.

The Coca-Cola HBC ADSs have been authorized for listing on the NYSE and, as of April 22, 2013, have begun trading on the NYSE on a “when-issued” basis under the ticker symbol “CCH.WI”.  Regular way trading in Coca-Cola HBC ADSs is expected to commence on the NYSE on April 29, 2013, under the ticker symbol “CCH”.  For technical purposes only, the Coca-Cola HBC Shares have been authorized for listing on the NYSE in connection with the listing of the Coca-Cola HBC ADSs but not for trading.  It is expected that trading in Coca-Cola HBC Shares will commence on the LSE under the ticker symbol “CCH” and the Athens Exchange (the “ATHEX”) under the ticker symbol “EEE” as markets open on April 29, 2013.

Trading in the remaining Coca-Cola Hellenic ADSs on the NYSE was suspended on April 19, 2013, and resumed on April 22, 2013. The ticker symbol for the remaining Coca-Cola Hellenic ADSs changed from “CCH” to “OCCH” on April 23, 2013. Coca-Cola HBC intends to cause Coca-Cola Hellenic to seek the delisting of the Coca-Cola Hellenic ADSs from the NYSE in accordance with applicable rules.  Trading in Coca-Cola Hellenic Shares on the ATHEX and, as a result, on the LSE has been suspended from April 22, 2013, until completion of the Exchange Offer.  Trading in Coca-Cola Hellenic Shares on the ATHEX is expected to resume on April 29, 2013.  Coca-Cola Hellenic’s standard listing on the LSE will terminate on April 29, 2013.  Following completion of the Greek Statutory Buy-Out, Coca-Cola HBC will cause Coca-Cola Hellenic to call a shareholders’ meeting to approve the delisting of the Coca-Cola Hellenic Shares from the ATHEX, subject to the approval of the HCMC.

Prior to the Exchange Offer, the Coca-Cola Hellenic Shares, including Coca-Cola Hellenic Shares represented by Coca-Cola Hellenic ADSs, were registered pursuant to Section 12(b) of the Exchange Act.  The Coca-Cola HBC Shares issued under the Exchange Offer, including the Coca-Cola HBC Shares represented by Coca-Cola HBC ADSs, are deemed registered under Section 12(b) of the Exchange Act, with Coca-Cola HBC deemed to be a successor issuer to Coca-Cola Hellenic, pursuant to Rule 12g-3(a) under the Exchange Act.  In accordance with Exchange Act Rule 12a-8, the Coca-Cola HBC ADSs are exempt from the operation of Section 12(a) of the Exchange Act and, consequently, need not be registered under Section 12(b) of the Exchange Act.  In accordance with Rule 12g-3(f) of the Exchange Act, this Report on Form 6-K is submitted by Coca-Cola HBC to the SEC using the EDGAR format type 8-K12B as notice that Coca-Cola HBC has become a successor issuer to Coca-Cola Hellenic pursuant to Rule 12g-3(a) under the Exchange Act.  Coca-Cola HBC expects that upon the furnishing of this Form 6-K to the SEC, a new file number will be generated for the purpose of satisfying Coca-Cola HBC’s reporting obligations under the Exchange Act. As a result of Coca-Cola HBC becoming a successor issuer to Coca-Cola Hellenic, all annual reports on Form 20-F that Coca-Cola HBC files with the SEC and all reports on Form 6-K that Coca-Cola HBC furnishes to the SEC indicating that they are so incorporated by reference in the offer to exchange/prospectus forming part of the Registration Statement, in each case after the date of the offer to exchange/prospectus and prior to the completion or termination of the Exchange Offer, the Greek Statutory Buy-Out and the Greek Statutory Sell-Out, whichever occurs the last, will also be incorporated by reference into the offer to exchange/prospectus.

The description of the Coca-Cola HBC Shares and Coca-Cola HBC ADSs contained in “Description of the Coca-Cola HBC Shares and Articles of Association” and “Description of the Coca-Cola HBC American Depositary Shares” of the Registration Statement is incorporated herein by reference.  The description of the Coca-Cola HBC Shares is qualified by reference to the Articles of Association of Coca-Cola HBC, which are filed as Exhibit 3.1 hereto.

The Articles of Association of Coca-Cola HBC were amended and restated on April 25, 2013 in the context of the Exchange Offer.  Pursuant to the amended and restated Articles of Association, the share capital of Coca-Cola HBC AG amounts to CHF2,378,660,391.30 and is divided into 355,023,939 registered shares with a par value of CHF 6.70 per share.  The share capital is fully paid-in.  In addition, the Board of Directors is authorized to increase the share capital from time to time and at any time until April 25, 2015 by an amount not exceeding CHF77,348,103.10 by issuing up to 11,544,493 fully paid-up registered shares with a nominal value of CHF 6.70 each for the purpose of (i) acquiring shares in Coca-Cola Hellenic with shares of Coca-Cola HBC or (ii) financing or re-financing any acquisition for cash of shares in Coca-Cola Hellenic (irrespective of the structure of such acquisition), including pursuant to any sell-out or squeeze-out or on-exchange or off-exchange purchases.  The share capital of Coca-Cola HBC may also be increased by a maximum amount of CHF245,600,848.10 through the issuance of a maximum number of 36,656,843 fully paid registered shares with a par value of CHF6.70 each upon the exercise of options issued to members of the Board of Directors, members of the management, employees or advisers of Coca-Cola HBC, its subsidiaries and other affiliated companies.

Important Notice

Coca-Cola HBC has filed with the SEC the Registration Statement, which includes an offer to exchange/prospectus. Coca-Cola Hellenic has filed a related solicitation/recommendation statement on Schedule 14D-9 with the SEC. This document is not a substitute for the registration statement, offer to exchange/prospectus or any other offering materials or other documents that Coca-Cola HBC or Coca-Cola Hellenic have filed or will file with the SEC or have sent or will send to shareholders. INVESTORS ARE URGED TO READ ANY DOCUMENTS FILED OR TO BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of such filings without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of such documents may also be obtained from Coca-Cola HBC and Coca-Cola Hellenic, without charge, once they are filed with the SEC. No offering of securities shall be made in the United States except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Exhibits

This Report on Form 6-K contains the following exhibits:

Exhibit Number	Description of Exhibit
3.1	English translation of Coca-Cola HBC Articles of Association
5.1	Opinion of Bär and Karrer with respect to the validity of the Coca-Cola HBC Shares issued pursuant to the Exchange Offer
23.1	Consent of Bär and Karrer (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 26, 2013	Coca-Cola HBC AG

	By:	/s/ Dimitris Lois
	Name:	Dimitris Lois
	Title:	Chief Executive Officer

Date: April 26, 2013	Coca-Cola HBC AG

	By:	/s/ Jan Gustavsson
	Name:	Jan Gustavsson
	Title:	General Counsel, Company Secretary and Director of Strategic Development